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                                  EXHIBIT 23.3
                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 23, 1998, in Amendment No. 1, with respect to the combined financial statements of International Information Technology, Inc. and International Information Technology IIT, C.A., included in the registration statement (Form S-1 No. 333-70717) and related Prospectus of USINTERNETWORKING, Inc. dated January 22, 1999.



                                              /s/ Ernst & Young LLP



Baltimore, Maryland



January 22, 1999